PEAR TREE FUNDS

SUPPLEMENT DATED APRIL 1, 2016
TO
SUMMARY PROSPECTUS DATED AUGUST 1, 2015,
AS AMENDED AND SUPPLEMENTED

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Ordinary Shares (Ticker Symbol: QFFOX)
Institutional Shares (Ticker Symbol: QEMAX)

As of April 1, 2016, the Summary Prospectus of the Pear Tree Funds (the “Trust”) dated August 1, 2015, as amended and supplemented (collectively, the “Summary Prospectus”), is hereby further amended as follows:

1. All references in the Summary Prospectus to “Pear Tree PanAgora Dynamic Emerging Markets Fund” shall be amended to read “Pear Tree PanAgora Emerging Markets Fund.”

2. The following sections of the Summary Prospectus are hereby amended in their entireties to read as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) fees	0.25%	None
Other Expenses	0.12%	0.11%
Acquired Fund Fees and Expenses*	0.51%	0.51%
Total Annual Fund Operating Expenses	1.88%	1.62%
Fee Waiver and/or Expense Reimbursement**	(0.22%)	(0.22%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.66%	1.40%

*Fees and expenses incurred indirectly by Emerging Markets Fund as a result of investment in shares of other investment funds.
** The Manager has contractually agreed until August 1, 2016 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million.

Example

This example is intended to help you compare the cost of investing in Emerging Markets Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Emerging Markets Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that Emerging Markets Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$169	$570	$996	$2,183
Institutional Shares	$143	$490	$861	$1,903

3. “Summary Information About Pear Tree Funds – Pear Tree PanAgora Emerging Markets Fund – Principal Investment Strategies” is hereby amended in its entirety as follows:

Principal Investment Strategies

Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of emerging markets issuers, that is, an issuer having a country classification assigned by MSCI, Inc. from a country included in the MSCI Emerging Markets Index (“MSCI EM”).  Emerging Markets Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe.  Emerging Markets Fund may invest more than 25 percent of its assets in a particular region. Emerging Markets Fund may invest in companies of any capitalization.

To manage Emerging Markets Fund’s assets, the fund allocates its assets between two proprietary risk-parity sub-strategies: an alternative beta risk-parity sub-strategy and a “smart beta” risk-parity sub-strategy.  Risk-parity strategies generally are intended to avoid unintended risk concentrations by balancing risks across specifically identified factors, rather than rely on individual security market weights reflected in a benchmark index.  The alternative beta risk-parity sub-strategy attempts to balance risks from exposures to various countries, sectors, and issuers.  The “smart beta” risk-parity sub-strategy attempts to balance risks by targeting factors, such as measures of a security’s quality, value, and market momentum.  The Emerging Markets Fund currently invests in Pear Tree PanAgora Risk-parity Emerging Markets Fund to achieve its alternative beta risk-parity exposure.  Pear Tree Advisors, Inc., the Fund’s investment manager, rather than the Fund’s sub-adviser, determines how much of the Fund’s assets are allocated between the two strategies.  At any one time, Emerging Markets Fund may allocate any or all of its assets to a specific strategy.

In addition to emerging markets securities, Emerging Markets Fund also may invest in forward foreign currency exchange contracts as well as other types of derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for cash-equitization purposes (e.g., for management of temporary cash positions).  Emerging Markets Fund also may lend its securities.  Emerging Markets Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

4. The section of the Summary Prospectus detailing “Principal Investment Risks” is hereby amended to include the following:

New Investment Sub-Strategy. The Fund’s “smart beta” risk-parity sub-strategy has only been recently developed by the Fund’s sub-adviser, and it has not yet been used by the Fund’s sub-adviser to manage client assets.  Thus, there is a risk that that sub-strategy may not perform as intended.

*     *     *

The rest of the Summary Prospectus remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE